                      $716,250,000 Offered (approximate)


                             [LOGO OF CONSECO(SM)]



                     Conseco Finance Securitizations Corp.

                                    Seller



                             Conseco Finance Corp.

                                   Servicer

           Certificates for Manufactured Housing Loans Series 2000-5



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurance, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Neither Lehman Brothers Inc., nor any of its affiliates, make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

                      TERM SHEET DATED September 27, 2000

                     Conseco Finance Securitizations Corp.
        Certificates for Manufactured Housing Contracts, Series 2000-5
                          $716,250,000 (Approximate)

                              Subject to Revision

Seller                   Conseco Finance Securitizations Corp.

Servicer                 Conseco Finance Corp., formerly Green Tree Financial
                         Corporation

Trustee                  U.S. Bank National Association, St. Paul, MN

Underwriters             Lehman Brothers (lead),
                         Banc of America Securities LLC (co),
                         Credit Suisse First Boston (co),
                         Merrill Lynch (co).


OFFERED CERTIFICATES:

--------------------------------------------------------------------------------
                                    Ratings (S&P/        WAL at      Exp. Final
                     Amount         Moody's/Fitch)      175% MHP      Maturity
--------------------------------------------------------------------------------
To Call
    A-1             $130,000,000      AAA/Aaa/AAA          0.95        09/2002
    A-2              $67,000,000      AAA/Aaa/AAA          2.34        08/2003
    A-3              $67,000,000      AAA/Aaa/AAA          3.32        08/2004
    A-4             $101,000,000      AAA/Aaa/AAA          5.02        03/2007
    A-5              $40,000,000      AAA/Aaa/AAA          7.00        06/2008
    A-6             $117,000,000      AAA/Aaa/AAA         10.02        06/2013
    A-7             $104,250,000      AAA/Aaa/AAA         12.82        08/2013
    M-1              $37,500,000       AA/Aa2/AA           9.26        08/2013
    M-2              $30,000,000         A/A2/A            9.26        08/2013
    B-1              $22,500,000      BBB/Baa2/BBB         5.63        04/2008


To Maturity
    A-7             $104,250,000      AAA/Aaa/AAA         16.21        08/2021
    M-1              $37,500,000       AA/Aa2/AA           9.84        09/2018
    M-2              $30,000,000         A/A2/A            9.84        09/2018
--------------------------------------------------------------------------------
Total Balance       $716,250,000
--------------------------------------------------------------------------------

FOR INFORMATION CONCERNING CERTAIN RISK FACTORS THAT SHOULD BE CONSIDERED BY PROSPECTIVE INVESTORS, SEE "RISK FACTORS" IN THE PROSPECTUS SUPPLEMENT. CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED HAVE THE MEANINGS SET FORTH IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT.





Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

CUT-OFF DATE:           August 31, 2000 for the Initial Contracts and September
                        30, 2000 for the Additional Contracts. For each
                        Subsequent Contract, the last day of either the calendar month in which the subsequent closing occurs or the last day of the preceding month, as specified by the Seller.

EXP. PRICING:           Week of September 25, 2000

EXP. SETTLEMENT/
CLOSING DATE:           October 5, 2000

LEGAL FINAL:            February 1, 2032

REMITTANCE DATE:        The 1st day of each month (or if such 1st day is not a
                        business day, the next succeeding business day), commencing in November 2000.

OTHER CERTIFICATES:     In addition to the Offered Certificates, the Class B-2,
                        Class B-3I and Class C Certificates will also be issued.
                        The Class B-3I Certificates are interest-only
                        Certificates and the Class C Certificates (Class C
                        Master and Class C Subsidiary Certificates) are residual
                        Certificates. The Class B-2, Class B-3I and Class C
                        Certificates will be retained by an affiliate of Conseco
                        Finance Corp. and will be fully subordinated to the Offered Certificates.

ERISA: Subject to the conditions set forth in the Prospectus Supplement, the Class A Certificates are ERISA eligible. No transfer of a Class M or a Class B Certificate will be permitted to be made to any benefit plan unless such plan delivers an opinion of counsel to the Trustee.

SMMEA: The Class A and the Class M-1 Certificates will not constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") until such time as the amount in the Pre-Funding Account is reduced to zero. At such time, the Class A and Class M-1 Certificates will be "legal investments" for certain types of institutional investors to the extent provided in SMMEA. The Class M-2, Class B-1 and Class B-2 Certificates are not SMMEA eligible.

TAX STATUS:             Two separate REMIC Elections will be made with respect
                        to the Trust for federal income tax purposes.

OPTIONAL PURCHASE/
AUCTION: 20% cleanup call or auction sale subject to certain requirements if call is not exercised.

THE CONTRACT POOL:      On the Closing Date, the Trust expects to purchase (i)
                        manufactured housing contracts having an aggregate principal balance of approximately $363,950,052.05 as of the Cut-off Date (the "Initial Contracts") and (ii) additional manufactured housing contracts (the
                        "Additional Contracts").

PRE-FUNDING ACCOUNT:    On the Closing Date, a portion of the proceeds from the
                        sale of the Certificates (the "Pre-Funded Amount") will be deposited with the Trustee in a segregated account
                        (the "Pre-Funding Account") and used by the Trust to purchase additional contracts (the "Subsequent
                        Contracts") during a period (not longer than 90 days) following the Closing Date (the "Pre-Funding Period") for inclusion in the Contract Pool. The Subsequent
                        Contracts will not exceed 25% of the total Contract
                        Pool. The Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-Funding
                        Account following the Pre-Funding Period will be paid to the Class A Certificateholders, as further specified in the Prospectus Supplement, on the next Remittance Date.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

CREDIT ENHANCEMENT:     Class A     17.50% subordination (Class M-1, Class M-2,
                                    Class B-1, Class B-2 and
                                    overcollateralization) and Excess Spread

                        Class M-1   12.50% subordination (Class M-2, Class B-1,
                                    Class B-2 and overcollateralization) and
                                    Excess Spread

                        Class M-2   8.50% subordination (Class B-1, Class B-2
                                    and overcollateralization) and Excess Spread

                        Class B-1   5.50% subordination (Class B-2 and
                                    overcollateralization) and Excess Spread

                        There will be initial overcollateralization of approximately 1.0% building to 2.0% (as described in the next succeeding paragraph) of the sum of (i) aggregate Cut-Off Date principal balance of the Contracts included in the Trust as of the Closing Date and (ii) the amount on deposit in the Pre-Funding Account on the Closing Date.

                        The Certificateholders will be entitled to receive additional distributions in respect of principal on each Remittance Date to the extent there is any Amount Available remaining after payment of all interest and principal on the Certificates and the Monthly Servicing Fee to the Servicer for such Remittance Date, until such distributions, in the aggregate, equal 1.0% of (i) the aggregate Cut-Off Date principal balance of Contracts included in the Trust as of the Closing Date and (ii) the amount on deposit in the Pre-Funding Account on the Closing Date. Such additional distributions in respect of principal will be paid in accordance with the distribution priorities described herein and in the Prospectus and Prospectus Supplement.

DISTRIBUTIONS:          Certificateholders will be entitled to receive on each
                        Remittance Date commencing in November 2000, to the extent that the Amount Available in the Certificate
                        Account is sufficient therefor, distributions allocable to interest and principal, as described in the Prospectus Supplement. The Amount Available on each
                        Remittance Date generally includes the sum of (i) payments on the Contracts due and received during the related Due Period, (ii) prepayments and other unscheduled collections received during the related Due
                        Period, and (iii) all collections of principal on the Contracts received during the Due Period in which such Remittance Date occurs up to and including the third business day prior to such Remittance Date (but in no event later than the 25th day of the month prior to such Remittance Date), minus (iv) with respect to all Remittance Dates other than the Remittance Date in November 2000, all collections in respect of principal on the Contracts received during the related Due Period up to and including the third business day prior to the preceding Remittance Date (but in no event later than the 25th day of the prior month).

                        The Amount Available in the Certificate Account with respect to any Remittance Date will be applied first to the distribution of interest on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, and then to the distribution of principal on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, in the manner and order of priority described below, and then to the distribution of interest and principal on the Class B-2 Certificates.

                        The "Due Period" with respect to all Remittance Dates other than the Remittance Date in November 2000, is the period from and including the 16th day of the second month preceding such Remittance Date, to and including the 15th day of the month immediately preceding such Remittance Date.

                        With respect to the Remittance Date in November 2000, the Due Period is the period from and including September 1, 2000 to and including October 15, 2000.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

INTEREST ON THE
CLASS A, CLASS M-1,
CLASS M-2 AND CLASS B-1
CERTIFICATES:              Interest will be distributed first to each of the
                           Class A-1, Class A-2, Class A-3, Class A-4, Class
                           A-5, Class A-6, and Class A-7 Certificates, then to the Class M-1 Certificates, then to the Class M-2
                           Certificates and then to the Class B-1 Certificates.
                           Interest on the outstanding Class A Principal
                           Balance, Class M-1 Adjusted Principal Balance, Class
                           M-2 Adjusted Principal Balance, and Class B-1
                           Adjusted Principal Balance, as applicable, will accrue from the Closing Date or from the most recent
                           Remittance Date on which interest has been paid, to but excluding the following Remittance Date.

                           Each Class of Certificates will bear interest at a fixed Pass-Through Rate calculated on a 30/360 basis.

                           The "Class M-1 Adjusted Principal Balance" as of any Remittance Date is the Class M-1 Principal Balance less any Class M-1 Liquidation Loss Amount. The Class M-1 Principal Balance is the Original Class M-1 Principal Balance less all amounts previously distributed on account of principal of the Class M-1 Certificates.

                           The "Class M-2 Adjusted Principal Balance" as of any Remittance Date is the Class M-2 Principal Balance less any Class M-2 Liquidation Loss Amount. The Class M-2 Principal Balance is the Original Class M-2 Principal Balance less all amounts previously distributed on account of principal of the Class M-2 Certificates.

                           The "Class B-1 Adjusted Principal Balance" as of any Remittance Date is the Class B-1 Principal Balance less any Class B-1 Liquidation Loss Amount. The Class B-1 Principal Balance is the Original Class B-1 Principal Balance less all amounts previously distributed on account of principal of the Class B-1 Certificates.

                           In the event that, on a particular Remittance Date, the Amount Available in the Certificate Account, after payment of interest on each Class of Certificates that is senior to such Class of Certificates, is not sufficient to make a full distribution of interest to the holders of such Class of Certificates, the amount of interest to be distributed in respect of such Class will be allocated among the outstanding Certificates of such Class pro rata in accordance with their respective entitlements to interest, and the amount of the shortfall will be carried forward and added to the amount such holders will be entitled to receive on the next Remittance Date. (For this purpose, all Class A certificates are considered a single class.) Any such amount so carried forward will bear interest at the applicable Remittance Rate, to the extent legally permissible.

PRINCIPAL ON THE
CLASS A, CLASS M-1,
CLASS M-2 AND CLASS B-1
CERTIFICATES:              After the payment of all interest distributable to
                           the Class A, Class M-1, Class M-2, and Class B-1
                           Certificateholders, principal will be distributable in the following manner:

                           On each Remittance Date, the Class A Percentage of the Formula Principal Distribution Amount (as defined in the Prospectus Supplement) will be distributed sequentially to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, and Class A-7 Certificateholders.

                           The Class A Percentage for any Remittance Date will equal a fraction, expressed as a percentage, the numerator of which is the Class A Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, (ii) if the Class M-1 Distribution Test is satisfied on such Remittance Date, the Class M-1 Principal Balance, otherwise zero, (iii) if the Class M-2 Distribution Test is satisfied on such Remittance Date, the Class M-2 Principal Balance, otherwise zero, and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the sum of the Class B Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such Remittance Date.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                           The Class M-1 Percentage of the Formula Principal Distribution Amount (as defined in the Prospectus Supplement) will be distributed to the Class M-1 Certificateholders on each Remittance Date on which
                           (i) the Class A Principal Balance has been reduced to zero or (ii) the Class M-1 Distribution Test is satisfied.

                           The Class M-1 Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance has not yet been reduced to zero and the Class M-1 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-1 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, (iii) if the Class M-2 Distribution Test is satisfied on such Remittance Date, the Class M-2 Principal Balance, otherwise zero and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the sum of the Class B Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such Remittance Date.

                           The Class M-1 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after November 2004;
                           (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Pooling and Servicing Agreement (the "Agreement")) as of such Remittance Date must not exceed 5.00%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.75%; and (v) the sum of the Class M-1 Principal Balance, the Class M-2 Principal Balance, the Class B Principal Balance, and the Overcollateralization Amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 26.25%.

                           The Class M-2 Percentage of the Formula Principal Distribution Amount (as defined in the Prospectus Supplement) will be distributed to the Class M-2 Certificateholders on each Remittance Date on which
                           (i) the Class A Principal Balance and Class M-1 Principal Balance have been reduced to zero or (ii) the Class M-2 Distribution Test is satisfied.

                           The Class M-2 Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance and Class M-1 Principal Balance have not yet been reduced to zero and the Class M-2 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-2 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, (iii) the Class M-2 Principal Balance, and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the sum of the Class B Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such Remittance Date.

                           The Class M-2 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after November 2004;
                           (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 5.00%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.75%; and (v) the sum of the Class M-2 Principal Balance, the Class B Principal Balance, and the Overcollateralization Amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 18.75%.

                           The Class B Percentage of the Formula Principal Distribution Amount (as defined in the Prospectus Supplement) will be distributed to the Class B-1 Certificateholders on each Remittance Date on which
                           (i) the Class A Principal Balance, the Class M-1 Principal Balance and the Class M-2 Principal Balance have been reduced to zero or (ii) the Class B Distribution Test is satisfied.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                           The Class B Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance, the Class M-1 Principal Balance and the Class M-2 Principal Balance have not yet been reduced to zero and the Class B Distribution Test is not satisfied or
                           (b) a fraction, expressed as a percentage, the numerator of which is the sum of the Class B Principal Balance and the Overcollateralization Amount as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, (iii) the Class M-2 Principal Balance, if any, and (iv) the sum of the Class B Principal Balance and the Overcollateralization Amount, all as of such Remittance Date.

                           The Class B Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after November 2004;
                           (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 5.00%; (iii) the Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.75%; (v) the Class B Principal Balance plus the Overcollateralization amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 12.75%; and
                           (vi) the Class B Principal Balance must not be less than $15,000,000.

PURCHASE OPTION;
AUCTION SALE               Commencing on the first Remittance Date when the
                           aggregate scheduled principal balance of the contracts is less than or equal to 20% of the aggregate Cut-off Date principal balance of the contracts, the holder of the Class C Subsidiary
                           Certificate (see "Other Certificates" herein) will have the right to purchase all of the outstanding contracts, at a price sufficient to pay the aggregate unpaid principal balance of the certificates and all accrued and unpaid interest thereon.

                           If the holder of the Class C Subsidiary Certificate does not exercise this purchase option, then on the next Remittance Date the trustee will begin an auction process to sell the contracts and the other trust assets at the highest possible price, but the trustee cannot sell the trust assets and liquidate the trust unless the proceeds of such sale are sufficient to pay the aggregate unpaid principal balance of the certificates and all accrued and unpaid interest thereon. If the first auction of the trust property is not successful because the highest bid received was not sufficient to pay the amount set forth in the previous sentence, then on each Remittance Date thereafter all of the Amount Available remaining after payments of interest and principal due on all Certificates and payment of the monthly Servicing Fee will be used to make additional payments of principal to the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates pro rata based on the then outstanding principal balance of such Certificates. In addition, the trustee will continue to conduct an auction of the contracts every third month thereafter, until an acceptable bid is received for the trust property. The Class C Subsidiary Certificateholder's purchase option will expire upon the trustee's acceptance of a qualifying bid.

CLASS B-2 INTEREST:        Interest on the outstanding Class B-2 Principal
                           Balance will accrue from the Closing Date, or from the most recent Remittance Date on which interest has been paid to but excluding the following Remittance
                           Date.

                           To the extent of the remaining Amount Available, if any, for a Remittance Date after payment of all interest and principal then payable on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, interest will be paid to the Class B-2 Certificateholders on such Remittance Date at the Class B-2 Remittance Rate on the then outstanding Class B-2 Principal Balance. The Class B-2 Principal Balance is the Original Class B-2 Principal Balance less all amounts previously distributed to the Class B-2 Certificateholders on account of principal.

                           In the event that, on a particular Remittance Date, the remaining Amount Available in the Certificate Account is not sufficient to make a full distribution of interest to the Class B-2 Certificateholders, the amount of the deficiency will be carried forward as an amount that the Class B-2 Certificateholders are entitled to receive on the next Remittance Date. Any amount so

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                        carried forward will, to the extent legally permissible, bear interest at the Class B-2 Remittance Rate.

CLASS B-2 PRINCIPAL:    The Class B-2 Certificateholders will be entitled to
                        receive principal on each Remittance Date on which (i) the Class B-1 Principal Balance has been reduced to zero and (ii) the Class B Distribution Test is satisfied;
                        provided, however, that if the Class A Principal
                        Balance, the Class M-1 Principal Balance, the Class M-2
                        Principal Balance and the Class B-1 Principal Balance have been reduced to zero, the Class B-2
                        Certificateholders will nevertheless be entitled to receive principal. See "Description of the Certificates--Class B-2 Principal" in the Prospectus
                        Supplement.

                        On each Remittance Date on which the Class B-2 Certificateholders are entitled to receive principal, the Class B Percentage of the Formula Principal Distribution Amount will be distributed, to the extent of the remaining Amount Available after payment of interest on the Class B-2 Certificates, to the Class B-2 Certificateholders until the Class B-2 Principal Balance has been reduced to zero.

LOSSES ON LIQUIDATED
CONTRACTS:              If Net Liquidation Proceeds from Liquidated Contracts in
                        the respective collection period are less than the Scheduled Principal Balance of such Liquidated
                        Contracts, the shortfall amount will be absorbed by the Class B-3I Certificateholders, then the Monthly
                        Servicing Fee (as long as Conseco Finance Corp. is the
                        Servicer), then the Overcollateralization Amount, then the Class B-2 Certificateholders, then the Class B-1
                        Certificateholders, then the Class M-2
                        Certificateholders and then the Class M-1
                        Certificateholders, since a portion of the Amount
                        Available equal to such shortfall and otherwise distributable to them will be paid to the Class A
                        Certificateholders.





Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                  MANUFACTURED HOUSING CONTRACT CHARACTERISTICS

         The information presented below relates to the Initial Contracts, which will represent approximately 49% of the Contract Pool. Although the characteristics of the Additional Contracts or the Subsequent Contracts will differ from the characteristics of the Initial Contracts shown below, Conseco Finance Corp. does not expect that the characteristics of the Additional or Subsequent Contracts sold to the Trust will vary materially from the information concerning the Initial Contracts herein.


               THE INITIAL CONTRACT POOL AS OF THE CUT-OFF DATE

       ------------------------------------------------------------
       Number of Contracts:                                   8,076
       Wgt. Avg. Contract Rate:                             11.921%
       Range of Rates:                             6.250% - 20.500%
       Wgt. Avg. Orig. Maturity:                         329 months
       Wgt. Avg. Rem. Maturity:                          328 months
       Avg. Current Balance:                             $45,065.63
       Wgt. Avg. LTV:                                        88.01%
       New/Used:                                    73.33% / 26.67%
       Park/Private:                                28.86% / 71.14%
       Single/Double:                               27.96% / 72.04%
       Conventional:                                         64.62%
       Land/Home:                                            35.38%
       FHA/VA:                                                0.00%
       ------------------------------------------------------------


                   YEARS OF ORIGINATION OF INITIAL CONTRACTS

----------------------------------------------------------------------------------------------------
                        Number of             Aggregate Principal     % of Contracts by Outstanding
Origination Year     Contracts as of      Balance Outstanding as of   Principal Balance as of the
                     the Cut-Off Date         the Cut-Off Date               Cut-Off Date
      1988                  1                      7,472.77                      *
      1989                  1                      7,109.67                      *
      1992                  1                      2,240.27                      *
      1993                  2                     56,180.68                      0.02
      1994                  4                     41,546.99                      0.01
      1995                  2                     31,961.51                      0.01
      1996                  1                     22,468.99                      0.01
      1997                  4                    119,095.67                      0.03
      1998                  4                    242,530.24                      0.07
      1999                 32                  2,570,733.88                      0.71
      2000              8,024                360,848,711.38                     99.15
----------------------------------------------------------------------------------------------------
     Total:             8,076               $363,950,052.05                   100.00%
----------------------------------------------------------------------------------------------------

*   Indicates an amount greater than 0.00% but less than 0.005%.
(1) Percentages may not add to 100% due to rounding.




Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

             GEOGRAPHIC DISTRIBUTION OF INITIAL CONTRACT OBLIGORS


        -------------------------------------------------------------------------------------------------------------------
                                          Number of           Aggregate Principal               % of Contracts by
                                       Contracts as of     Balance Outstanding as of      Outstanding Principal Balance
        States                        the Cut-Off Date         the Cut-Off Date              as of the Cut-Off Date
        -------------------------------------------------------------------------------------------------------------------
        Alabama                                549               $19,815,544.75                         5.44%
        Arizona                                155                 8,098,352.00                         2.23
        Arkansas                               176                 6,442,971.41                         1.77
        California                             217                11,467,924.98                         3.15
        Colorado                               170                 7,929,010.78                         2.18
        Connecticut                              4                   175,142.50                         0.05
        Delaware                                35                 1,376,137.25                         0.38
        Florida                                307                15,109,215.78                         4.15
        Georgia                                331                15,267,448.29                         4.19
        Idaho                                   25                 1,178,552.47                         0.32
        Illinois                                74                 3,079,549.62                         0.85
        Indiana                                254                11,174,995.71                         3.07
        Iowa                                    50                 2,142,289.64                         0.59
        Kansas                                  78                 3,016,462.93                         0.83
        Kentucky                               210                 9,242,833.97                         2.54
        Louisiana                              125                 4,567,390.84                         1.25
        Maine                                   79                 4,811,525.51                         1.32
        Maryland                                26                   980,279.11                         0.27
        Massachusetts                            5                   130,197.69                         0.04
        Michigan                               563                29,160,035.65                         8.01
        Minnesota                              198                 6,370,691.42                         1.75
        Mississippi                            191                 7,332,186.78                         2.01
        Missouri                               221                 7,552,684.17                         2.08
        Montana                                 47                 1,640,640.89                         0.45
        Nebraska                                24                 1,273,188.71                         0.35
        Nevada                                  45                 2,147,548.30                         0.59
        New Hampshire                           92                 3,698,319.01                         1.02
        New Jersey                               3                    97,335.92                         0.03
        New Mexico                             154                 6,338,194.04                         1.74
        New York                               103                 6,051,586.04                         1.66
        North Carolina                         655                31,269,950.98                         8.59
        North Dakota                            18                   650,057.34                         0.18
        Ohio                                   233                11,719,271.32                         3.22
        Oklahoma                               202                 8,279,116.66                         2.27
        Oregon                                  80                 5,467,901.09                         1.50
        Pennsylvania                           154                 6,363,884.73                         1.75
        Rhode Island                             1                    24,745.35                         0.01
        South Carolina                         362                15,657,739.28                         4.30
        South Dakota                            30                 1,201,619.72                         0.33
        Tennessee                              254                10,562,807.51                         2.90
        Texas                                  959                43,980,838.43                        12.08
        Utah                                    29                 1,534,347.44                         0.42
        Vermont                                 44                 2,773,146.35                         0.76
        Virginia                               155                 6,092,645.16                         1.67
        Washington                             155                11,222,365.12                         3.08
        West Virginia                          141                 5,644,947.78                         1.55
        Wisconsin                               52                 2,006,344.52                         0.55
        Wyoming                                 41                 1,830,087.11                         0.50
        -------------------------------------------------------------------------------------------------------------------
                  Total:                     8,076              $363,950,052.05                       100.00%
        -------------------------------------------------------------------------------------------------------------------

          (1) Percentages may not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

               DISTRIBUTION OF ORIGINAL INITIAL CONTRACT AMOUNTS


        -------------------------------------------------------------------------------------------------------------------
                                          Number of          Aggregate Principal               % of Contracts by
        Original Contract              Contracts as of     Balance Outstanding as       Outstanding Principal Balance
        Amount (in Dollars)           the Cut-Off Date       of the Cut-Off Date             as of the Cut-Off Date
        -------------------------------------------------------------------------------------------------------------------
            4,687.00 -     9,999.99           199               $1,593,030.48                        0.44%
           10,000.00 -    19,999.99           914               14,121,395.54                        3.88
           20,000.00 -    29,999.99         1,500               38,181,028.75                       10.49
           30,000.00 -    39,999.99         1,647               57,249,596.55                       15.73
           40,000.00 -    49,999.99         1,068               47,768,599.85                       13.13
           50,000.00 -    59,999.99           883               48,452,224.49                       13.31
           60,000.00 -    69,999.99           610               39,345,533.48                       10.81
           70,000.00 -    79,999.99           410               30,615,942.58                        8.41
           80,000.00 -    89,999.99           289               24,497,060.39                        6.73
           90,000.00 -    99,999.99           198               18,819,016.06                        5.17
          100,000.00 -   109,999.99           124               12,980,766.30                        3.57
          110,000.00 -   119,999.99            92               10,559,712.58                        2.90
          120,000.00 -   129,999.99            56                6,978,480.25                        1.92
          130,000.00 -   139,999.99            42                5,654,450.13                        1.55
          140,000.00 -   149,999.99            19                2,730,671.99                        0.75
          150,000.00 -   159,999.99            10                1,547,007.60                        0.43
          160,000.00 -   169,999.99             3                  492,893.36                        0.14
          170,000.00 -   179,999.99             3                  538,348.88                        0.15
          180,000.00 -   189,999.99             4                  744,672.84                        0.20
          190,000.00 -   199,999.99             2                  376,613.01                        0.10
          210,000.00 -   219,999.99             2                  431,026.79                        0.12
          270,000.00 -   279,999.99             1                  271,980.15                        0.07
        -------------------------------------------------------------------------------------------------------------------
                  Total:                    8,076             $363,950,052.05                      100.00%
        -------------------------------------------------------------------------------------------------------------------

          (1) Percentages may not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                      CONTRACT RATE OF INITIAL CONTRACTS


          --------------------------------------------------------------------------------------------------------------
                                          Number of          Aggregate Principal          % of Contracts by Outstanding
                                       Contracts as of    Balance Outstanding as of       Principal Balance as of the
          Contract Rate               the Cut-Off Date         the Cut-Off Date                  Cut-Off Date
          --------------------------------------------------------------------------------------------------------------
               6.000  -  6.999                  2                 $218,979.00                         0.06%
               7.000  -  7.999                 36                3,259,898.22                         0.90
               8.000  -  8.999                488               42,502,890.20                        11.68
               9.000  -  9.999                573               46,661,989.36                        12.82
              10.000  -  10.999               555               37,140,312.31                        10.20
              11.000  -  11.999             1,080               56,717,608.74                        15.58
              12.000  -  12.999             1,366               58,912,364.22                        16.19
              13.000  -  13.999             1,296               42,268,169.80                        11.61
              14.000  -  14.999               914               29,337,773.83                         8.06
              15.000  -  15.999               620               16,583,248.99                         4.56
              16.000  -  16.999               403               12,243,035.02                         3.36
              17.000  -  17.999               470               11,768,538.50                         3.23
              18.000  -  18.999               240                5,696,691.97                         1.57
              19.000  -  19.999                32                  627,067.89                         0.17
              20.000  -  20.999                 1                   11,484.00                         *
          --------------------------------------------------------------------------------------------------------------
                   Total:                   8,076             $363,950,052.05                       100.00%
          --------------------------------------------------------------------------------------------------------------

          *   Indicates an amount greater than 0.00% but less than 0.005%.
          (1) Percentages may not add to 100% due to rounding.


       DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF INITIAL CONTRACTS


          ------------------------------------------------------------------------------------------------------------------
                                          Number of           Aggregate Principal           % of Contracts by Outstanding
                Loan to Value          Contracts as of     Balance Outstanding as of             Principal Balance
                    Ratio             the Cut-Off Date         the Cut-Off Date                as of the Cut-Off Date
          ------------------------------------------------------------------------------------------------------------------
                 0.01  -  5.00                  3                  $158,203.35                         0.04%
                 5.01  -  10.00                 1                     5,000.00                         *
                10.01  -  15.00                 5                   248,187.91                         0.07
                15.01  -  20.00                 8                   352,125.98                         0.10
                20.01  -  25.00                 7                   292,836.31                         0.08
                25.01  -  30.00                19                   547,800.17                         0.15
                30.01  -  35.00                11                   308,585.63                         0.08
                35.01  -  40.00                18                   472,120.70                         0.13
                40.01  -  45.00                28                   793,131.68                         0.22
                45.01  -  50.00                47                 1,425,387.99                         0.39
                50.01  -  55.00                70                 3,149,322.91                         0.87
                55.01  -  60.00                68                 2,889,986.43                         0.79
                60.01  -  65.00                88                 3,622,740.11                         1.00
                65.01  -  70.00               150                 7,475,863.06                         2.05
                70.01  -  75.00               211                10,335,406.16                         2.84
                75.01  -  80.00               702                30,732,203.70                         8.44
                80.01  -  85.00               512                25,788,553.86                         7.09
                85.01  -  90.00             2,528               118,826,833.57                        32.65
                90.01  -  95.00             2,784               124,402,030.45                        34.18
                95.01  -  100.00              816                32,123,732.08                         8.83
          -----------------------------------------------------------------------------------------------------------------
                   Total:                   8,076              $363,950,052.05                       100.00%
          -----------------------------------------------------------------------------------------------------------------

          *   Indicates an amount greater than 0.00% but less than 0.005%.
         (1)  Percentages may not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

               REMAINING MONTHS TO MATURITY OF INITIAL CONTRACTS


          --------------------------------------------------------------------------------------------------------------
                                    Number of Contracts      Aggregate Principal          % of Contracts by Outstanding
          Months Remaining           as of the Cut-Off    Balance Outstanding as of            Principal Balance
                                           Date                the Cut-Off Date              as of the Cut-Off Date
          --------------------------------------------------------------------------------------------------------------
                 16  -   30                     5                  $21,498.27                        0.01%
                 31  -   60                   107                1,097,600.61                        0.30
                 61  -   90                    99                1,599,006.90                        0.44
                 91  -   120                  441                7,017,587.39                        1.93
                121  -   150                   60                1,183,026.92                        0.33
                151  -   180                  796               19,008,727.43                        5.22
                181  -   210                    4                   91,173.54                        0.03
                211  -   240                1,066               32,490,832.75                        8.93
                241  -   270                    2                   49,645.29                        0.01
                271  -   300                  694               23,212,428.09                        6.38
                301  -   330                    2                   75,766.55                        0.02
                331  -   360                4,800              278,102,758.31                       76.41
          --------------------------------------------------------------------------------------------------------------
                  Total:                    8,076             $363,950,052.05                      100.00%
          --------------------------------------------------------------------------------------------------------------

          (1) Percentages may not add to 100% due to rounding





Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                           PREPAYMENT SENSITIVITIES


                                 75% MHP             125% MHP              175% MHP             250% MHP              300% MHP
                              WAL/Maturity         WAL/Maturity          WAL/Maturity         WAL/Maturity          WAL/Maturity
                          -------------------   ------------------   -------------------   -------------------   ------------------
       To Call
       A-1                   1.77    04/2004       1.23   03/2003       0.95    09/2002       0.72    03/2002      0.62    01/2002
       A-2                   4.46    03/2006       3.05   06/2004       2.34    08/2003       1.77    11/2002      1.53    08/2002
       A-3                   6.40    04/2008       4.37   11/2005       3.32    08/2004       2.47    08/2003      2.13    03/2003
       A-4                   9.75    12/2012       6.74   05/2009       5.02    03/2007       3.48    01/2005      2.96    04/2004
       A-5                  13.18    11/2015       9.34   12/2010       7.00    06/2008       4.67    12/2005      3.78    11/2004
       A-6                  17.49    08/2021      13.03   12/2016      10.02    06/2013       6.97    12/2009      5.58    05/2008
       A-7                  21.07    11/2021      16.32   02/2017      12.82    09/2013       9.48    04/2010      7.97    10/2008
       M-1                  15.78    11/2021      11.71   02/2017       9.26    08/2013       7.51    04/2010      6.70    10/2008
       M-2                  15.78    11/2021      11.71   02/2017       9.26    08/2013       7.51    04/2010      6.70    10/2008
       B-1                  10.22    03/2014       7.07   04/2010       5.63    08/2008       5.17    04/2007      4.98    11/2006
       B-2                  18.51    11/2021      14.00   02/2017      10.98    08/2013       8.55    04/2010      7.46    10/2008

       To Maturity
       A-7                  24.27    05/2028      19.98   05/2025      16.21    08/2021      12.08    12/2016     10.16    08/2014
       M-1                  16.36    02/2027      12.29   04/2022       9.84    09/2018       8.19    08/2015      7.46    03/2014
       M-2                  16.36    02/2027      12.29   04/2022       9.84    09/2018       8.19    08/2015      7.46    03/2014
       B-2                  20.16    02/2027      15.60   04/2022      12.54    09/2018      10.23    08/2015      9.19    03/2014


The following are the assumed characteristics of the Additional and Subsequent Contracts as of the Cut-off Date.

                      Additional and Subsequent Contracts
                      -----------------------------------


                   Aggregate Principal        Wtd. Avg.           Wtd. Avg.           Wtd. Avg.
     Pool ID       Balance Outstanding      Original Term      Remaining Term       Contract Rate
    ------------------------------------------------------------------------------------------------
        1             $6,073,253.37              76                   76               12.176%
        2              7,109,042.58             120                  120               12.894
        3             22,465,226.45             177                  177               13.672
        4             47,367,098.81             240                  240               12.652
        5             15,522,018.80             300                  300               12.097
        6            287,513,307.94             360                  360               11.309
    ------------------------------------------------------------------------------------------------
      Total:        $386,049,947.95             323                  323               11.686%
    ------------------------------------------------------------------------------------------------




Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.